DIVIDEND	3 Months Ended	12 Months Ended
	Mar. 01, 2015	Nov. 30, 2014
Dividends [Abstract]
DIVIDEND
NOTE 8:	DIVIDEND

The Company’s Board of Directors (the “Board”) declared a cash dividend of $50.0 million in the first quarter of 2015, payable in the second quarter of 2015 to stockholders of record at the close of business on February 19, 2015. Dividend payable is included in “Other accrued liabilities” on the Company’s consolidated balance sheets. Subsequent to the Company’s quarter-end, on April 2, 2015, the Company paid the cash dividend.

The Company does not have an established annual dividend policy. The Company will continue to review its ability to pay cash dividends at least annually, and dividends may be declared at the discretion of the Board depending upon, among other factors, the Company’s financial condition and compliance with the terms of the Company’s debt agreements.

NOTE 15:	DIVIDEND

The Company paid a cash dividend of $30.0 million on our common stock in the second quarter of 2014, and cash dividends of $25.1 million and $20.0 million in the first half of each of 2013 and 2012, respectively. Subsequent to the Company’s year-end, the Company’s Board of Directors declared a cash dividend of $50.0 million.

The Company does not have an established annual dividend policy. The Company will continue to review its ability to pay cash dividends at least annually, and dividends may be declared at the discretion of the Board depending upon, among other factors, the Company’s financial condition and compliance with the terms of the Company’s debt agreements.